                                                                   EXHIBIT 10.51

                           TRANS WORLD AIRLINES, INC.
                            1995 OUTSIDE DIRECTORS'
                     STOCK OWNERSHIP AND STOCK OPTION PLAN

1. Purpose. The Trans World Airlines, Inc. 1995 Outside Directors' Stock Ownership and Stock Option Plan (the "Plan") is intended to provide an incentive to Outside Directors (as defined below) of Trans World Airlines, Inc., a Delaware corporation (the "Company"), to remain in the service of the Company and to increase their efforts for the success of the Company, and to encourage such Outside Directors to own shares of the Company's stock, thereby aligning their interests more closely with the interests of the Company's stockholders.

2.       Definitions.

         (a)     "Board" means the Board of Directors of the Company.

         (b) "Committee" means a committee consisting of members of the Board authorized to administer the Plan.

         (c) "Common Stock" means the common stock, par value $.01 per share, of the Company.

         (d)     "Deferred Percentage" shall have the meaning set forth in
         Section 6(b) hereof.

         (e) "Deferred Retainer Account" shall have the meaning set forth in Section 6 hereof.

         (f) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         (g) "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

         (h) "Fair Market Value" means (i) the closing price of the Common Stock on the principal stock exchange or the National Association of Securities Dealer Automated Quotation National Market ("NASDAQ/National Market"), as the case may be, on which such Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on such exchange or the NASDAQ/National Market, as the case may be, the average of the last reported closing bid and asked prices on such day as officially quoted on such exchange or the NASDAQ/National Market, as the case may be, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange or the NASDAQ/National Market, as the case may be, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the NASDAQ/National Market or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is exchanged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the National Association of Securities Dealers ("NASD") selected mutually by the Outside Director and the Company, or if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Outside Director and one of which shall be selected by the Company.

         (i) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

         (j) "Legal Representative" means an Outside Director's legal guardian, or a deceased Outside Director's Executors, legal heirs, administrators, testamentary trustees and beneficiaries or distributees, whichever is applicable at any time.

         (k) "Outside Directors" means members of the Board of the Company who are not members of the management of, nor are otherwise employed by, the Company or any subsidiary of the Company.

         (l) "options" means the options to purchase shares of Common Stock granted pursuant to this Plan.

         (m) "Retainer" means the $20,000 annual retainer, payable in advance as of January 1 of each year, scheduled to be paid to each Outside Director for service on the Board for a fiscal year.

         (n) "Rule 16b-3" means Rule 16b-3 of the Exchange Act, as amended from time to time.

         (o)     "Securities Act" means the Securities Act of 1933, as amended.

         (p) "Withdrawal Date" shall have the meaning set forth in Section 6(d) hereof.

3.       Administration of the Plan.

         (a) COMMITTEE. This Plan shall be self-administering; provided, however, that to the extent the Plan is not self-administering, the Plan shall be administered, construed and interpreted by the Company's existing Compensation Committee or a sub-committee thereof (the "Committee"). No member of the Committee, while serving as such, who has not recused himself or herself from all administration, construction of or interpretation of the Plan on behalf of the Company, shall be eligible to participate thereunder and any Committee member administering the Plan shall, to the extent required to comply with the provisions of Rule 16b-3 or any successor provision, be a "disinterested person" as from time to time defined therein.

         (b) AUTHORITY OF THE COMMITTEE. The Committee shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding on all matters related to the Plan. No member of the Committee shall be liable for any act done or omitted to be done by such member or by any other member of the Committee in connection with the Plan, except for such member's own willful misconduct or as expressly provided by law. Business shall be transacted by a vote of the members of the Committee, and any decision or determination reduced to writing and signed by the members shall be as fully effective as if it had been made by a vote at a meeting duly called and held.

4. Stock Reserved for the Plan. The aggregate number of shares of Common Stock authorized for issuance under the Plan is three hundred thousand (300,000), subject to adjustment pursuant to Section 10 hereof. Shares of Common Stock delivered hereunder may be either authorized but unissued shares or previously issued shares reacquired and held by the Company. In the event that any outstanding option (or portion thereof) under the Plan for any reason expires unexercised or terminates without vesting or exercise prior to the end of the period during which options may be granted, the shares of Common Stock allocable to the unexercised portion of such option again may be subjected to an option under the Plan.

5.       Required Ownership of Common Stock.   Subject to any trading
restrictions imposed by applicable securities laws, as of the later to occur of
(i) the date on which this Plan is approved by the stockholders of the Company or (ii) the date on which an individual later elected as an Outside Director is nominated for election, each Outside Director (or future Outside Director, as the case may be) shall be required to own, and shall provide the Company with written certification of such ownership substantially in the form provided in Exhibit "A" hereto, at least one thousand (1,000) shares of Common Stock. Each Outside Director (or future Outside Director, as the case may be) shall maintain ownership of such number of shares of Common Stock until such Outside Director ceases to serve as a member of the Board. In addition, Outside Directors whose term of service on the Board began before the 1995 Annual Meeting of Stockholders may elect to purchase up to an additional two thousand (2,000) shares of Common Stock, which shares the Plan shall not require such Outside Director to retain. The purchase price for shares of Common Stock purchased by Outside Directors (or future Outside Director, as the case may be) pursuant to this Section 5 shall be as follows: (x) $4.1875 (which is the same as the Subscription Price for the Equity Rights issued to holders of the Company's equity securities as of August 23, 1995, the Effective Date of the Company's Plan of Reorganization) per share for shares of Common Stock purchased by Outside Directors whose current term of service on the Board began at or before the 1995 Annual Meeting of Stockholders, and (y) the Fair Market Value of the Common Stock on the date of purchase for shares of Common Stock purchased by Outside Directors whose Board service begins after the 1995 Annual Meeting of Stockholders.


6.       Payment of Retainer.

         (a) ELECTION OF PAYMENT. Subject to Section 10 hereto and during the term of this Plan, each Outside Director may elect to receive the Retainer payable to such Outside Director in (i) cash, (ii) shares of Common Stock, or (iii) any combination of (i) and (ii). Alternatively, each Outside Director may elect to defer all or any portion of his or her annual Retainer by investing such Retainer in "Deferred Retainer Account" maintained by the Company. If the Outside Director makes no annual election regarding payment of the Retainer payable to him or her, such Outside Director's Retainer for such year will be paid entirely in cash.

                 To make an election regarding his or her annual Retainer, each Outside Director must annually execute and deliver to the Secretary of the Company a written election substantially in the form set forth in Exhibit "B" hereto as follows: (i) for elections relating to Retainers payable during 1995, on or prior to thirty (30) days following the later to occur of (a) the date on which this Plan is approved by the Board or (b) the commencement of such Outside Director's directorship; and (ii) for elections relating to Retainers payable during years subsequent to 1996, on or prior to December 31 of the preceding year for which such election is being made. Once made, elections are irrevocable for the year. An Outside Director who elects to receive shares of Common Stock or to participate in the Deferred Retainer Account program shall have no rights as a stockholder with respect to shares of Common Stock issuable in payment of his or her Retainer or credited to his Deferred Retainer Account until and unless shares of Common Stock are issued to the Outside Director. No Outside Director may assign or transfer entitlements relating to Deferred Retainer Account balances, except by will or by the laws of descent and distribution or pursuant to a domestic relations order as defined in the Internal Revenue Code or Title I of ERISA, or the rules thereunder.

         (b) DEFERRED RETAINER ACCOUNT. Upon an Outside Director's proper election to participate in the Retainer Account Program, the Company will create a separate Deferred Retainer Account on behalf of such Outside Director. On the first business day following January 1 of each fiscal year for which such Outside Director elects to participate in the Deferred Retainer Account program, the Company will credit to such participating Outside Director's Deferred Retainer Account that number of shares of Common Stock equaling (i) that percentage of such Outside Director's Retainer which is being deferred (the "Deferred Percentage") x $20,000, divided by (ii) (x) the $4.1875 Subscription Price for Retainer amounts payable for 1996; and (y) the Fair Market Value of the Common Stock on the date on which such Retainer became payable for Retainer amounts payable after

         1996. In the event the Company pays any dividend on the Common Stock during the period any Outside Director's Retainer Account remains in effect, a number of shares of Common Stock will be credited to such Retainer Account, with the number of shares credited equaling (a) in the event of a cash dividend, the per share cash dividend amount times the balance of shares of Common Stock in the Deferred Retainer Account divided by (x) the $4.1875 Subscription Price for dividends payable in 1996; and (y) the Fair Market Value of the Common Stock on the dividend date for dividends payable after 1996; or (b) in the event of a stock dividend, (a) the per share dividend amount times (b) the balance of shares of Common Stock in the Deferred Retainer Account.

                 Upon the earlier to occur of (i) December 31, 2000 and (ii) the last date of a participating Outside Director's service on the Board (the "Withdrawal Date"), each participating Outside Director will be entitled to a payment from the Company consisting of (i) shares of Common Stock, (ii) cash, or (iii) a combination of (i) and
         (ii). Such payment will be valued as follows: such Outside Director will receive (a) shares of Common Stock equaling the product of the balance of the Deferred Retainer Account and the percentage of such Outside Director's account to be paid in shares of Common Stock; and
         (b) cash in an amount equaling the product of the balance of the Deferred Retainer Account and the percentage of such Outside Director's account to be paid in cash multiplied by the Fair Market Value of the Common Stock on such payment date.

         (c) PAYMENT OF RETAINERS IN SHARES OF COMMON STOCK. During the term of this Plan, upon an Outside Director's proper election to receive part or all of his or her annual Retainer in shares of Common Stock, the Company will make a payment, payable in advance as of January 1 of each fiscal year for which such Outside Director has made such election, of shares of Common Stock and/or cash in the proportions elected. The number of shares of Common Stock issuable to such Outside Director shall be a number of shares determined by dividing (a) the percentage of his or her Retainer the Outside Director has elected to receive in shares of Common Stock times $20,000 by (b) the Fair Market Value of the Common Stock on the date on which the Retainer became payable.

7. Option Grants. Options granted pursuant to the Plan shall be evidenced by option certificates in such form as the Committee from time to time shall approve; such certificates and the options granted hereby or thereby, shall comply with and be subject to the following terms and conditions:

         (a) NUMBER OF SHARES. Each option certificate shall state the total number of shares of the Common Stock to which it pertains. Each Outside Director shall be granted annually, as of the first business day following the later to occur of (i) January 1, 1997 or (ii) the January 1 next following the first anniversary of qualification as an Outside Director, an option to purchase an aggregate of one thousand five hundred (1,500) shares of Common Stock subject, to adjustment under Section 10 hereto.

         (b) OPTION PRICE. The option price per share shall be the Fair Market Value per share of the Common Stock on the date of grant.

         (c) MEDIUM AND TIME OF PAYMENT. The option price shall be payable upon the exercise of the option in an amount equal to the number of shares then being purchased times the per share option price. Payment at the election of the optionee, shall be (i) in cash; (ii) by delivery to the Company of a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed, if requested by the Company, by a member firm of the New York Stock Exchange or by a national banking association; or
         (iii) by a combination of (i) and (ii). In the event of any payment by delivery of shares of the Common Stock, such shares shall be valued on the basis of their respective Fair Market Values on the date of exercise. If payment is made by delivery of shares of the Common Stock, the value of such stock shall not exceed the total option price payment.

         (d) TERMS OF OPTIONS. Terms of options granted under the Plan shall commence on the date of grant and shall expire on the tenth anniversary of the date of grant, subject to Section 10 hereto. No option may be granted under the Plan after December 31, 2000.

         (e) VESTING. Each option shall vest twenty percent (20%) on the first year's anniversary of the date of grant, forty percent (40%) on the second year's anniversary of the date of grant, and the remaining forty percent (40%) on the third year's anniversary of the date of grant. Options shall be exercisable immediately upon vesting; provided, however, that no option granted to a person who is subject to Section 15 of the Exchange Act or the rules and regulations promulgated thereunder shall be subject to exercise prior to the expiration of six months from the date of grant, and further provided, however, that all outstanding options shall also vest and be exercisable on the date of the consummation of a "change in control." For purposes of this section, a change in control will be deemed to be deemed to have occurred if any "person" or "group" of persons (as determined pursuant to Sections 14(d) and 15(d) of the Exchange Act and the rules and regulations promulgated thereunder) (i) becomes the beneficial owner, directly or indirectly, of voting securities of the Company, or securities convertible into, or exchangeable for, voting securities, representing more than 50% of the combined voting power of the Company's then outstanding securities or (ii) acquires the right or power to nominate and/or control, directly or indirectly, a majority of the members of the Board, without having first received the prior written consent of at least two-thirds of the members of the entire Board in office prior to any such person or group of persons acquiring such right or power.

         (f) METHOD OF EXERCISE. All options granted hereunder shall be exercised by written notice directed to the Secretary of the Company at its principal place of business, accompanied by payment made in accordance with subsection (c) above. The Company shall make delivery of such shares within a reasonable period of time; provided, however, that if any law or regulation requires the Company to take any action (including but not limited to the filing of a registration statement under the Securities Act and causing such registration statement to become effective) with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

         (g) WHO MAY EXERCISE; NON-TRANSFERABILITY OF STOCK OPTIONS. No option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code or Title I of ERISA, or the rules thereunder; and, during the lifetime of an optionee, the option shall be exercisable only by the optionee.

         (h) OPTIONEE'S AGREEMENT. If, in the opinion of counsel for the Company, such action is necessary or desirable, no option shall be granted to any optionee unless at such time such optionee truly represents and warrants that the stock will be acquired for investment only and not for purposes of resale or distribution and makes such further representation and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the stock. If at the time of the exercise of any option, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the optionee shall truly represent and warrant that he or she is purchasing the shares that are subject to the option for investment and not with any present intention to resell or distribute the same or make other and further representations and warranties with regard to the holding and resale of the shares, the optionee, upon the request of the Committee, will execute and deliver to the Company an agreement or affidavit to such effect. All certificates issued pursuant to the exercise of any option shall be marked with a restrictive legend, if such marking, in the option of counsel to the Company, is necessary or desirable.

         (i) RIGHTS AS A STOCKHOLDER. An optionee shall have no rights as a stockholder with respect to shares of Common Stock covered by his or her option until the date of the issuance of the shares to him or her and only after such shares are fully paid. Unless specified in
         Section 5(i) hereof, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

         (j) TERMINATION OF SERVICES. In the event an optionee during his or her life ceases to be an Outside Director of the Company for any reason, any vested option or unexercised portion thereof granted to him or her shall terminate on or shall not be exercisable after the earlier to occur of (i) the expiration date of the option, or (ii) ninety (90) days after termination of service as an Outside Director. In the event of the death of the optionee while he or she is an Outside Director of the Company, any vested option or unexercised portion thereof granted to him or her may be exercised by his or her personal representatives, heirs or legatees at any time prior to the expiration of six (6) months from the date of the death of the optionee, but in no event later than the date of expiration of the option period. In the event an optionee ceases to be an Outside Director of the Company for any reason, any non-vested options shall terminate as of the date such person ceases to be an Outside Director.

         (k) MISCELLANEOUS PROVISIONS. The stock option certificates authorized under the Plan shall contain such other provisions, including, without limitation, restriction upon the exercise of the option as the Committee shall deem advisable.

8. Withholding. An Outside Director shall be responsible for all federal, state or local taxes, including, without limitation, FICA and FUTA taxes, if any, (collectively "Withholding Taxes") with respect to the exercise of options or the payment of Retainers, whether such Retainers are payable in cash, Common Stock, or by means of a Deferred Retainer Account. The Company shall have the right to deduct a sufficient number of shares and/or cash or to require the Outside Director or his or her Legal Representative to tender sufficient cash or shares of Common Stock to the Company to pay any Withholding Taxes required upon the exercise of options or the payment of Retainers, or to take such other action as may be necessary to satisfy any such Withholding Tax obligations. Shares of Common Stock withheld shall be valued at their Fair Market Value on the date the tax withholding is effective.

9. Adjustments Upon Changes in Capitalization. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company, in any such case by reason of a recapitalization, reclassification, stock split, combination of shares or dividends payable in shares of the Common Stock, an adjustment of like kind shall automatically be made in the number and kind of shares available for grant under the Plan, subject to the right of the Committee to make such further adjustment as it shall deem necessary to effect the provisions of this Section. No fractional shares shall be issued in making the foregoing adjustments. No increase in or exchange of outstanding shares of Common Stock for fair value approved by the Board, whether or not in connection with a recapitalization or reclassification, will result in any adjustment to the number of shares issuable hereunder. All adjustments, if any, made by the Committee under this paragraph shall be conclusive and binding on the Outside Director.

         Subject to any required action by the stockholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company, the Committee, in its discretion, may declare (a) that all shares granted hereunder shall pertain to and apply with appropriate adjustment as determined by the Committee to the securities of the resulting Corporation to which a holder of the number of shares of Common Stock would be entitled; provided, however, that in the absence of any such determination (b) the right of an Outside Director to receive shares of Common Stock pursuant to this Plan shall terminate and the Company shall pay such Outside Director in cash in lieu thereof the Retainers which he would otherwise be entitled to but for his or her election to participate in the Plan.

10. Fractional Shares. In no event shall the Company be required to issue fractional shares. Whenever under the terms of this Section a fractional share of Common Stock would otherwise be required to be issued, an amount in lieu thereof shall be paid in cash based upon the Fair Market Value of such fractional share as of the last business day of the year during which the fractional share is payable.

11. Term of Plan. The Plan shall become effective upon adoption of the Plan by the Board; provided, however, such effectiveness shall be subject to the approval of the Plan by the holders of a majority of the voting power of the outstanding shares of the Company's Common Stock and Employee Preferred Stock, voting together, within twelve months of adoption by the Board if, in the opinion of counsel to the Company, such approval is required by Section 16 of the Exchange Act or by any other federal or state law, securities law or rule or regulation promulgated thereunder. The Plan shall terminate at midnight, Eastern Standard Time, on December 31, 2000, but the Board may terminate the Plan at any time prior to said time and date. Such termination of the Plan by the Board shall not alter or impair any of the rights or obligations under any grant of Restricted Stock Award, Deferred Retainer Account balance, or other grant previously granted unless the affected Outside Director shall so consent. Upon termination of the Plan by the Board, all previously granted options, Restricted Stock Awards, Deferred Retainer credits or elections to receive shares of Common Stock in lieu of cash shall be immediately vested, and such Outside Directors shall become immediately entitled to receive the Common Stock relating thereto. However, after termination of the Plan, no Outside Director shall be entitled to receive any further options, Restricted Stock Award credits, or Deferred Retainer Credits pursuant to this Plan.

12. Amendment; Termination. The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the exemption available under Rule 16b-3 to be applicable to the Plan and the Outside Directors shall be effective unless the same shall be approved by the stockholders of the Company entitled to vote thereon; and provided further, that the provisions of Section 6(a) hereof shall not be amended more than once every six months, other than to comply with changes in the Internal Revenue Code of 1986 or ERISA, or the rules thereunder.

13. Nature of Shares Issuable Under the Plan. Shares of Common Stock issued pursuant to the Plan may but need not be registered under the Securities Act and, in the case of any unregistered shares, shall bear such restrictive legends on the certificates representing such shares as the Company shall deem appropriate. If any law or any regulation of any commission or agency of competent jurisdiction shall require the Company or the Outside Director to take any action with respect to the Common Stock acquired under the Plan, then the date upon which the Company shall issue or cause to be issued the certificate or certificates for the shares shall be postponed until full compliance has been made with all such requirements of law or regulations; provided, however, that the Company shall use its reasonable best efforts to take all necessary action to comply with such requirements of law or regulation.

14. Outside Director Representations. By participating in the Plan, an Outside Director represents and, if requested by the Company, shall, at or before the time of the issuance of the shares with respect to which an eligible grant has been made, deliver to the Company his or her written statement satisfactory in form and content to the Company that he intends to hold the shares so acquired by him for investment and not with a view to resale or other distribution thereof to the public in violation of the Securities Act. Moreover, in the event that the Company shall determine that, in compliance with the Securities Act or other applicable statutes or regulations, it is necessary to register any of the shares with respect to which an eligible grant has been made, or to qualify any such shares for exemption from any of the requirements of the Securities Act or any other applicable statute or regulation, no shares shall be issued to the Outside Director until the required action has been completed; provided, however, that the Company shall use its reasonable best efforts to take all action necessary to comply with such requirements of law or regulation.

15. Restriction on Transfer. Notwithstanding anything contained herein to the contrary (but subject to the provisions of Section 5 hereto), no shares issued pursuant to this Plan may be resold or transferred for a period of two
(2) years after their issuance to Outside Directors.

16.      No Vested Rights.

         (a) RETENTION AS AN OUTSIDE DIRECTOR. Nothing contained in the Plan or with respect to any grant shall interfere with or limit in any way the right of the stockholders of the Company to remove any Outside Director from the Board pursuant to the Certificate of Incorporation and By-laws of the Company, nor confer upon any Outside Director any right to continue in the service of the Company as an Outside Director.

         (b) NON-TRANSFERABILITY. No right or interest of any Outside Director in any grant shall be assignable or transferrable during the lifetime of the Outside Director, either voluntarily or involuntarily, or subjected to any lien directly or indirectly, by operation of law or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of an Outside Director's death, an Outside Director's rights and interests in a grant shall be transferrable by testamentary will or the laws of dissent and distribution to an Outside Director's Legal Representative. The Committee may require any person claiming such status to present evidence satisfactory to the Committee of such status. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

17. Plan Interpretation. The Plan is intended to comply with Rule 16b-3 and shall be construed to so comply. The validity, construction, interpretation and effect of the Plan and all rights of any persons having or claiming to have any interest in the Plan shall, to the extent such questions are governed by state law, be governed by the internal laws of the State of Missouri without regard to its conflict of law rules and all share issuable under this Plan shall be issued in all offers to purchase such shares shall be made in the State of Missouri.

18. Headings. The headings of sections and sub-sections herein are included solely for convenience of reference and shall not effect the meaning or interpretation of any of the provisions of the Plan.

         ADOPTED, this _________ day of _______________________________, 1995.

                                        TRANS WORLD AIRLINES, INC.



                                        By:_____________________________________

                                        Its:____________________________________

                                  Exhibit "A"

                         OUTSIDE DIRECTOR'S CERTIFICATE

         Pursuant to the requirements of Section 5 of that certain 1995 Outside Directors' Stock Ownership and Stock Option Plan (the "Plan"), the undersigned hereby certifies as follows:

         1. As of the date hereof, the undersigned was a duly elected Outside Director (as defined in the Plan) of the Board of Directors of Trans World Airlines, Inc. (the "Company").

         2. As of the later to occur of (i) November 14, 1995, the date on which the Plan was approved by the stockholders of the Company at the Annual Meeting of Stockholders of the Company or (ii) the date on which the undersigned was nominated for election as an Outside Director, the undersigned owned at least one thousand (1,000) shares of the common stock of the Company, $.01 par value per share.

         3. Pursuant to the requirements of the Plan, the undersigned has agreed to maintain ownership of at least one thousand (1,000) shares of the Company's common stock from the date specified in paragraph (2) above until the undersigned's service as a member of the Board of Directors of the Company ceases.


         IN WITNESS WHEREOF, the undersigned has executed this Certificate this _____ day of __________, 199__.




                                        Signature
                                        ________________________________________

                             Name (Please Print)________________________________

                                  Exhibit "B"

                            1995 OUTSIDE DIRECTORS'
                     STOCK OWNERSHIP AND STOCK OPTION PLAN
                         ANNUAL RETAINER ELECTION FORM

To:      Corporate Secretary
         Trans World Airlines, Inc. (the "Company")

         Pursuant to the requirements of Section 6 of the Trans World Airlines, Inc. 1995 Outside Directors' Stock Ownership and Stock Option Plan (the "Plan"), the undersigned, an Outside Director of the Company, hereby elects to receive the Retainer payable to the undersigned as provided below. All capitalized terms not otherwise defined have the meanings ascribed to such terms in the Plan.

         1.      ALLOCATION OF RETAINER.

                 I the undersigned, an Outside Director pursuant to the Trans World Airlines, Inc. 1995 Outside Directors' Stock Ownership and Stock Option Plan (the "Plan"), hereby elect to receive my annual Retainer (as such term is defined in the Plan) as follows:

         [ ]     I elect to receive my annual Retainer entirely in cash.

         [ ] I elect to receive my annual Retainer entirely in shares of Common Stock.

         [ ] I elect to defer all of my annual Retainer, and to invest all of such annual Retainer in a Deferred Retainer Account.

         [ ] I elect to allocate my annual Retainer by (a) receiving the following percentages of cash and shares of Common Stock and
                 (b) deferring the following percentage by investing such percentage in a Deferred Retainer Account:

                 A.       __________ % Cash

                 B.       __________ % shares of Common Stock

                 C. __________ % deferred and invested in a Deferred Retainer Account

                 D.              100 % TOTAL (must be the sum of A, B and C)

         2.      ELECTION YEAR

         This election is made for the year ending December 31, 199__.

         3.      TIMELINESS OF ELECTION

         The undersigned acknowledges that this election, which is made as of the date below, is made in a timely fashion according to the requirements of
Section 6 (a) of the Plan.

         I UNDERSTAND THAT IF I FAIL TO MARK A BOX ON THIS ELECTION FORM, I WILL BE DEEMED TO HAVE ELECTED TO RECEIVE MY ANNUAL RETAINER ENTIRELY IN CASH.



                                        Date____________________________________

                                        Signature_______________________________

                                Name (Please Print)_____________________________





                                      -14-